(PAGE)                     FOURTH AMENDMENT
                                  TO
                   CERTIFICATE OF LIMITED PARTNERHIP
                     OF EQUUS GAMING COMPANY L.P.

            The undersigned, desiring to amend the Certificate of Limited Partnership of Equus Gaming Company L.P. pursuant to
Section 50-73.12 of the Code of Virginia, does hereby certify as follows:

            I.    The name of the Limited Partnership iis Equus
Gaming Company L.P.

            II. The initial Certificate of Limited Partnership of Equus Gaming Company L.P. was filed with the State Corporation
Commission on August 2, 1994.

            III.  The Certificate of Limited Partnership of Equus
Gaming Company L.P. is hereby amended to change the address of the specified office of the limited partnership required to be maintained by Section 50-73.4 of the Code of Virginia to:

                  650 Munoz Rivera Avenue
                  Doral Building, 7th Floor
                  Hato Rey, Puerto Rico  00918-4149

            IV.   The Certificate of Limited Partnership of Equus
Gaming Company L.P. is hereby amended to provide for the withdrawal of the following general partner:

         Name                             Mailin Address
         ----                             --------------

   Interstate General Company L.P.   222 Smallwood Village Center
                                     St. Charles, Maryland  20602

            IN WITNESS WHEREOF, the undersigned has executed this Fourth Amendment to the Certificate of Limited Partnership of
Equus Gaming L.P. to be effective as of December 31, 1997.

                                  EQUUS MANAGEMENT COMPANY,
                                    managing general partner of
                                    Equus Gaming Company L.P.

                                  By: /s/ Gretchen Gronau
                                      ----------------------------
                                      Gretchen Gronau
                                      Vice President